UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hawaiian Electric Employee Letter — PUC Filing

Aloha,

Today, Hawaiian Electric and NextEra Energy filed a joint application with the Hawai‘i Public Utilities Commission requesting approval of the proposed merger involving our companies. The filing of the application is a significant milestone and begins an important review process by the PUC. A copy of the press release is attached, and you can click here to view a PDF of the full application.

In the filing, we reiterate that joining with NextEra Energy gives us a unique opportunity to accelerate our clean energy transformation. The filing also details NextEra Energy’s commitment to you and to our customers and communities – a commitment to enhancing service reliability, continuing community and charitable support, continuing to locally manage Hawaiian Electric’s utilities from existing operating locations, and delivering savings and value for customers.

Important highlights of the application include a commitment to not seek a general base rate increase for at least four years after the transaction closes and approximately $60 million in quantified customer savings, both subject to approval of certain conditions. Also, as previously announced, there will be no involuntary reductions to our workforce for at least two years after the closing of the transaction. All union labor agreements will be honored as well.

In addition to filing for approval by the PUC, HEI today filed for merger approval with the Federal Energy Regulatory Commission. The filing of the PUC and FERC applications are just two steps in the process of bringing together two industry leaders in clean and renewable energy. We’ll continue to work diligently to obtain the required regulatory approvals and shareholder vote to complete the merger.

This journey continues, and I’m personally proud to see you all staying focused and working hard as we continue implementing our transformation plans. At the same time, I know you’ll continue to have questions, and I encourage you to share those with us.

Mahalo for your continued commitment to our customers, our community, and each other.

Alan

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NextEra Energy, Inc. (NEE) and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, are more fully discussed in the proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. In connection with the proposed transaction between NEE and HEI, on January 8, 2015, NEE filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HEI and that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. These materials are not yet final and will be amended. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

PARTICIPANTS IN THE MERGER SOLICITATION

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement/prospectus that has been filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014.  You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from HEI using the contact information above.

NEE-HEI Updated Transaction Fact Sheet NEXTERA ENERGY & HAWAIIAN ELECTRIC COMPANY: A TRANSFORMATIONAL OPPORTUNITY NATION’S LEADING CLEAN ENERGY COMPANY TO SUPPORT HAWAII IN ACHIEVING A MORE AFFORDABLE CLEAN ENERGY FUTURE STOCK TICKER NYSE: NEE Wholly owned subsidiary of Hawaiian Electric Industries (HEI) (NYSE: HE) HEADQUARTERS Juno Beach, Florida Honolulu, Hawaii KEY METRICS (2013) EBITDA: $5.7 billion Total Assets: $72 billion Generating Capacity: 44,257 MW Electric Sales: 171 TWh EBITDA: $0.4 billion Total Assets: $5.1 billion Generation Capacity: 1,787 MW Electric Sales: 9 TWh SUBSIDIARIES Florida Power & Light Company (FPL) NextEra Energy Resources, LLC Hawaiian Electric Maui Electric Hawaii Electric Light UTILITY CUSTOMERS ~ 4.7 million Retail regulated jurisdiction: FL ~ 450,000 Retail regulated jurisdiction: HI COMMITTED TO CUSTOMERS & COMMUNITY FPL’s operational excellence supports low customer bills — residential customer ~25% lower than national average Hawaiian Electric’s customers will benefit from the experience and expertise FPL has gained in developing, building and operating one of the nation’s most modern grid system networks that offers more than 99.98% reliability Committed to increasing renewable energy to 65%, reducing customer bills by 20% and tripling distributed solar power by 2030 Provides electricity for 95% of the residents of Hawaii Expects to maintain HEI’s overall current level of corporate giving in HEI’s communities EMPLOYEES ~ 13,800 ~ 2,800 MANAGEMENT AWARDS & RECOGNITION Jim Robo — Chairman and CEO Moray Dewhurst — Vice Chairman and CFO Eric Gleason — President, NextEra Energy Hawaii, LLC 8 consecutive years #1 on utility list of Fortune’s “World Most Admired Companies” Recently received two prestigious reliability- related awards by PA Consulting Group Connie Lau — President and CEO, HEI James Ajello — Executive VP & CFO, HEI Alan Oshima — President and CEO, Hawaiian Electric 7 consecutive years in top 10 on Solar Electric Power Association ‘s (SEPA) Top utility solar rankings #1 in the nation in percentage of customers with solar HEI Named by Forbes as one of the 100 Most Trustworthy Companies in 2010 CLOSING Transaction expected to close in the fourth quarter of 2015 Subject to approval by Hawaii Public Utilities Commission (PUC); companies have filed an application for merger approval Subject to HEI shareholder vote and regulatory approvals (PUC, Hart-Scott-Rodino, Federal Energy Regulatory Commission, federal banking regulators, and SEC effectiveness of registration statements), including the completion of the spinoff of ASB Hawaii Page 1 Updated: 1/29/15

NEXTERA ENERGY AND HAWAIIAN ELECTRIC HAVE A COMMON VISION, COMMON GOALS: MEETING HAWAII’S CLEAN ENERGY NEEDS Combining two industry leaders in clean and renewable energy that share a common vision and common goals Hawaiian Electric has put Hawaii on the leading edge of clean energy nationally, successfully integrating rooftop solar with 12% of customers and helping achieve 21% renewable energy across Hawaii NextEra Energy adds its strength as one of the leading clean energy companies in North America Hawaiian Electric has filed plans with the Hawaii Public Utilities Commission (PUC) that seek to enhance Hawaii’s energy future by increasing renewables to 65%, tripling distributed solar, and lowering customer bills 20% by 2030; NextEra Energy is supportive of Hawaiian Electric’s plans to achieve these goals The companies’ combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will enable the companies to invest in and significantly accelerate the actions Hawaiian Electric is taking to strengthen Hawaii’s energy infrastructure, meet its clean energy goals, lower customer bills and continue its active support of local communities TRANSACTION WILL DELIVER SIGNIFICANT VALUE FOR COMMUNITIES AND SAVINGS TO CUSTOMERS This is a unique, transformational opportunity for HEI to unlock the value of its two strong, local companies — Hawaiian Electric and American Savings Bank (ASB) — solidify Hawaii’s leadership in clean energy innovation and help Hawaii’s businesses and residents prosper Customers to benefit substantially from the combined company, highlighted by NextEra Energy’s deep operational expertise and proven clean energy track record NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities NextEra Energy plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest Opportunity to enhance value for Hawaii’s strategically important energy industry, while helping to reduce energy costs for Hawaiian Electric’s customers over time TOTAL ESTIMATED VALUE TO HEI SHAREHOLDERS OF APPROXIMATELY $33.50 PER SHARE; REPRESENTS A 21% PREMIUM Total value to HEI shareholders of approximately $33.50 per share representing a 21% premium to HEI’s trailing 20-day volume-weighted average price as of the close on Dec. 2, 2014 $25.00 per share in NextEra Energy common stock, based on a fixed exchange ratio of 0.2413 and NextEra Energy volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014 $0.50 per share HEI special cash dividend $8.00(1) per share current estimated value of ASB New ASB shareholders to receive additional value through ASB tax basis step-up (estimated value of up to $1.60 per share over time) 1) Median of six equity research analyst estimates as of 12/02/2014. Actual value will fluctuate and will depend on market value of the shares of ASB Hawaii at the time of the proposed spinoff and thereafter. (Page 2)

FORWARD LOOKING STATEMENTS ADDITIONAL INFORMATION AND WHERE TO FIND IT PARTICIPANTS IN THE MERGER SOLICITATION This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement/ prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec. gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. In connection with the proposed transaction between NEE and HEI, on January 8, 2015, NEE filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. These materials are not yet final and will be amended. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement/prospectus that has been filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from NEE and HEI as described above. Page 3

ADVANCING A MORE AFFORDABLE CLEAN ENERGY FUTURE FOR HAWAI‘I OVERVIEW NextEra Energy, Inc. and Hawaiian Electric Company, Inc., Hawai‘i Electric Light Company, Inc. and Maui Electric Company Limited (collectively referred to as Hawaiian Electric), have filed a joint application with the Hawai‘i Public Utilities Commission (PUC) requesting approval of the proposed merger involving Hawaiian Electric. The filing details the companies’ commitments to Hawaiian Electric’s communities, employees and customers for enhancing service reliability, continuing community and charitable support, affirming local management, delivering savings and value for customers, and strengthening and accelerating a cleaner energy future. In addition to the filing made with the Hawai‘i PUC by NextEra Energy and Hawaiian Electric, Hawaiian Electric Industries today filed for merger approval with the Federal Energy Regulatory Commission. The filing starts an important review process that is expected to result in a more affordable clean energy future for Hawai‘i. KEY PUC APPLICATION HIGHLIGHTS: Customers • As detailed in the application, for at least four years following the completion of the transaction, subject to approval of certain conditions, Hawaiian Electric will not submit any applications seeking a general base rate increase, subject to approval of certain conditions, and will forego recovery of the incremental operations and maintenance revenue adjustment under its decoupling rate mechanism during that period, which amounts to approximately $60 million in cumulative savings for customers. • The companies expect that the combination will provide significant customer savings and benefits from improved financial standing, strong vendor relationships and economies of scale, and technical expertise. • NextEra Energy will not seek to recover through rates any acquisition premium transaction or transition costs that may arise from the transaction. • NextEra Energy will also maintain various protections designed to ensure that Hawaiian Electric and its customers are not impacted by the activities and businesses of other NextEra Energy entities and subsidiaries. Employees • Hawaiian Electric, including Maui Electric and Hawai‘i Electric Light, will continue to operate under its current name, be locally managed from existing operating locations and remain headquartered in NEE-HEI PUC Filing Fact Sheet

Honolulu. • No involuntary reductions to Hawaiian Electric’s workforce will occur as a result of the transaction for at least two years after the transaction closes, and all of its union labor agreements will be honored. Communities • NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies.” Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities. • In addition, NextEra Energy has committed to establish a local, independent advisory board to be made up of six to 12 members, all of whom will have substantial ties to Hawai‘i, to provide input on matters of local and community interest. NextEra Energy, Inc. NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company with consolidated revenues of approximately $17.0 billion, approximately 44,900 megawatts of generating capacity, which includes megawatts associated with noncontrolling interests related to NextEra Energy Partners, LP (NEP), and approximately 13,800 employees in 27 states and Canada as of year-end 2014. Headquartered in Juno Beach, Fla., NextEra Energy’s principal subsidiaries are Florida Power & Light Company, which serves approximately 4.7 million customer accounts in Florida and is one of the largest rate-regulated electric utilities in the United States, and NextEra Energy Resources, LLC, which, together with its affiliated entities, is the largest generator in North America of renewable energy from the wind and sun. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from eight commercial nuclear power units in Florida, New Hampshire, Iowa and Wisconsin. NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity, and has been named No. 1 overall among electric and gas utilities on Fortune’s list of “World’s Most Admired Companies” for eight consecutive years, which is an unprecedented achievement in its industry. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com. Hawaiian Electric Company Hawaiian Electric and its subsidiaries, Maui Electric and Hawai‘i Electric Light, serve the islands of O‘ahu, Maui, Lana’i, Moloka’i and Hawai‘i, home to 95 percent of the population of Hawai‘i. Hawaiian Electric’s parent company is Hawaiian Electric Industries (NYSE: HE). In a changing world, the Hawaiian Electric Companies are taking the lead in adding renewable energy and developing energy solutions for their customers to achieve a clean energy future for Hawaii. For more information, visit www.hawaiianelectric.com. Additional information about the benefits of the transaction is available at: www.forhawaiisfuture.com

FORWARD LOOKING STATEMENTS ADDITIONAL INFORMATION AND WHERE TO FIND IT PARTICIPANTS IN THE MERGER SOLICITATION This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement/ prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec. gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. In connection with the proposed transaction between NEE and HEI, on January 8, 2015, NEE filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. These materials are not yet final and will be amended. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement/prospectus that has been filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from NEE and HEI as described above.

NEE-HEI Updated Customer FAQs

1.              What did NextEra Energy and Hawaiian Electric file?

•                  NextEra Energy and Hawaiian Electric Company, Hawai‘i Electric Light Company and Maui Electric Company (collectively referred to as Hawaiian Electric), subsidiaries of Hawaiian Electric Industries, filed an application with the Hawai‘i Public Utilities Commission (PUC) requesting approval of the proposed merger involving Hawaiian Electric and NextEra Energy.

•                  In addition, HEI today filed for merger approval with the Federal Energy Regulatory Commission (FERC).

2.              Why did NextEra Energy and Hawaiian Electric make these filings?

•                  Among other approvals, NextEra Energy and HEI need the approvals of the Hawai‘i PUC and FERC to complete the proposed merger.

•                  The filing of these applications begins the important review process of the Hawai‘i PUC and FERC of the proposed merger that NextEra Energy and Hawaiian Electric believe will ultimately result in a more affordable clean energy future for Hawai‘i.

•                  NextEra Energy and Hawaiian Electric welcome the opportunity to engage directly with the Hawai‘i PUC, FERC and the communities that Hawaiian Electric serves.

3.              Is there any new information in the Hawai‘i PUC application?

•                  Yes, as the Hawai‘i PUC filing outlines, joining with NextEra Energy provides Hawaiian Electric with the unique opportunity to strengthen and accelerate its clean energy transformation.

•                  Highlights of the application include a commitment by NextEra Energy and Hawaiian Electric to not file a request with the Hawai‘i PUC for a general base rate increase for at least four years post-transaction close and approximately $60 million in quantified customer savings, both subject to approval of certain conditions.

4.              What does this mean for Hawaiian Electric’s customers?

•                  The filing of these applications begins the important review process of the Hawai‘i PUC and FERC of the proposed merger that NextEra Energy and Hawaiian Electric believe will ultimately result in a more affordable clean energy future for Hawai‘i.

•                  The proposed combination is expected to provide Hawaiian Electric with the added capacity, resources and access to expertise to strengthen and accelerate Hawai‘i’s clean energy transformation, while delivering substantial customer benefits, including lower costs and improved reliability over time.

5.              What will happen to Hawaiian Electric’s brand/name?

•                  Upon completion of the transaction, Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under their current name and be headquartered in Hawai‘i.

•                  The utilities will continue to be locally managed from their existing operating locations.

6.              Will there be any changes to how I interact with Hawaiian Electric/Maui Electric/Hawai‘i Electric Light?  Is there anything I need to do?

•                  No — normal business operations will continue at the utilities and there will be no changes in how you interact with us.

•                  If there are any planned changes once the transaction is completed, you will be notified promptly.

7.              When will the transaction be completed?

•                  The transaction is expected to be completed in the fourth quarter of 2015, subject to approval by HEI’s shareholders, regulatory approvals and customary closing conditions.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. In connection with the proposed transaction between NEE and HEI, on January 8, 2015, NEE filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders.  These materials are not yet final and will be amended. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction.  This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

PARTICIPANTS IN THE MERGER SOLICITATION

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement/prospectus that has been filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from NEE and HEI as described above.

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